                                                             EXHIBIT NUMBER (21)
                                                             TO 1997 FORM 10-K

                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 1998

                                                            Percent       Jurisdiction of
                                                             Owned         Incorporation
                                                            -------       ---------------
The Northern Trust Company                                    100%        Illinois
 NorLease, Inc.                                               100%        Delaware
 MFC Company, Inc.                                            100%        Delaware
 The Northern Trust Company, Canada                           100%        Ontario, Canada
 Nortrust Nominees Ltd.                                       100%        London
 The Northern Trust Company U.K. Pension Plan Limited         100%        London
 The Northern Trust International Banking Corporation         100%        Edge Act
   Nortrust International Finance (Hong Kong) Ltd.            100%        Hong Kong
   Northern Global Financial Services Ltd.                    100%        Hong Kong
   Northern Trust Trade Services Limited                      100%        Hong Kong
   Northern Trust Fund Managers (Ireland) Limited             100%        Ireland

Northern Trust of Florida Corporation                         100%        Florida
 Northern Trust Cayman International, Ltd.                    100%        Cayman Islands,
                                                                          BWI
 Northern Trust Bank of Florida N.A.                          100%        National Bank
  Realnor Properties, Inc.                                    100%        Florida
  Realnor Special Properties, Inc.                            100%        Florida
  Realnor 1177, Inc.                                          100%        Florida
  Realnor Hallandale, Inc.                                    100%        Florida

Nortrust of Arizona Holding Corporation                       100%        Arizona
 Northern Trust Bank of Arizona N.A.                          100%        National Bank

Northern Trust of California Corporation                      100%        Delaware
 Northern Trust Bank of California N.A.                       100%        National Bank
 Berry, Hartell, Evers & Osborne, Inc.                        100%        Delaware

Metroplex Bancshares, Inc.                                    100%        Texas
 Metroplex Delaware Financial Corporation                     100%        Delaware
   Northern Trust Bank of Texas N.A.                         75.5%        National Bank

Fiduciary Services Inc.                                       100%        Texas

Tanglewood Bancshares, Inc.                                   100%        Texas
 Northern Trust Bank of Texas N.A.                           24.5%        National Bank

Northern Futures Corporation                                  100%        Delaware

                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 1998
                                  (continued)

                                                            Percent         State of
                                                             Owned        Incorporation
                                                            -------       -------------
Northern Trust Holdings L.L.C.                               100%         Delaware

Northern Investment Corporation                              100%         Delaware

Northern Investment Management Company                       100%         Delaware

Northern Trust Securities, Inc.                              100%         Delaware

Northern Trust Services, Inc.                                100%         Illinois

Nortrust Realty Management, Inc.                             100%         Illinois

The Northern Trust Company of New York                       100%         New York

Northern Trust Retirement Consulting, L.L.C.                 100%         Delaware

Northern Trust Global Advisors, Inc.                         100%         Delaware
 NT Global Advisors, Inc.                                    100%         Ontario, Canada
 Northern Trust Global Advisors Limited                      100%         England
 The Northern Trust Company of Connecticut                   100%         Connecticut
 NT Fund Advisors of Quebec, Inc.                            100%         Quebec, Canada

Northern Trust Quantitative Advisors, Inc.                   100%         Illinois

NTC Capital I                                                100%         Delaware

NTC Capital II                                               100%         Delaware